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                                                       DEUTSCHE ASSET MANAGEMENT

                                [GRAPHIC OMITTED]
                                                            Mutual Fund
                                                              Semi-Annual Report
                                                                  March 31, 2002

Micro Cap Fund

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A MEMBER OF THE
DEUTSCHE BANK GROUP

Micro Cap Fund
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ..................................  3
              PERFORMANCE COMPARISON ..................................  7

              MICRO CAP FUND
                 Schedule of Investments ..............................  9
                 Statement of Assets and Liabilities .................. 10
                 Statement of Operations .............................. 11
                 Statements of Changes in Net Assets .................. 12
                 Financial Highlights ................................. 13
                 Notes to Financial Statements ........................ 15

                  --------------------------------------------
             The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche
             Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
                  --------------------------------------------

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                                        2

Micro Cap Fund
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LETTER TO SHAREHOLDERS

Deutsche Asset Management's Micro Cap Fund (the 'Fund') underperformed its benchmark, the Russell 2000 Index, and its Lipper category average for the six months ended March 31, 2002. The Fund's Institutional Class shares had a total return of 17.08% for the semi-annual period, as compared to 25.91% for the Russell 2000 Index and 20.34% for the Lipper Small Cap Growth Funds Average. For the six months overall, value stocks outperformed growth stocks within the smaller cap sector, as measured by the Russell 2000 Value Index1 versus the Russell 2000 Growth Index.2 However, within the period, performance was divergent. During the fourth quarter of 2001, growth stocks outperformed value stocks. During the first quarter of 2002, style preference reversed, with value stocks outperforming growth stocks and cyclical sectors performing particularly well.

MARKET REVIEW
In sharp contrast to the last fiscal year, the major US equity indices across all market capitalizations advanced during this semi-annual period, including the smaller cap equity market.

THE BEGINNING OF THE FOURTH QUARTER OF 2001 SAW A REBOUND IN THE US EQUITY MARKETS, DESPITE A BACKGROUND OF WAR IN AFGHANISTAN, ANTHRAX OUTBREAKS IN THE US AND REPORTS OF LOWER THIRD QUARTER CORPORATE EARNINGS. Even the beaten down Technology sector rebounded strongly. Still, reports indicated that third quarter annualized Gross Domestic Product (GDP) fell 1.3% versus positive 0.3% for the second quarter. Both the President and the Federal Reserve Board initiated aggressive efforts to moderate the severity of a recession and stimulate the economy, including a proposed $100 billion government stimulus package, accelerated tax cuts and yet another interest rate cut.

 TEN LARGEST STOCK HOLDINGS
 As of March 31, 2002
 (percentages are based on total net assets of the Fund)

   Itron, Inc. ................................. 3.90%
   Hancock Fabrics, Inc. ....................... 3.05
   SkillSoft Corp. ............................. 2.87
   Craftmade International, Inc. ............... 2.82
   Quaker Fabric Corp. ......................... 2.73
   DHB Industries, Inc. ........................ 2.55
   ANSYS, Inc. ................................. 2.48
   Secure Computing Corp. ...................... 2.37
   Genesco, Inc. ............................... 2.35
   Applied Films Corp. ......................... 2.35

IN NOVEMBER AND DECEMBER, THE US EQUITY MARKETS ADVANCED, AS TERRORISM REMAINED AWAY FROM AMERICAN SOIL AND MILITARY OPERATIONS IN AFGHANISTAN MET WITH EARLY SUCCESS. During November, new home and retail sales rose, while companies in certain retail and technology industries reported an improved earnings outlook. There were, however, continued signs of an economic downturn, as the National Association of Purchasing Managers (NAPM) Index shrank for the 15th month in a row. NAPM is one of the most widely known and watched indicators of business activity in the US, currently known as the Institute of Supply Management (ISM). Also in November, the National Bureau of Economic Research formally acknowledged that the US had entered into a recession in March of 2001. The Federal Reserve Board reduced interest rates by an additional 0.50% and then made another interest rate cut of 0.25% in December, bringing the targeted federal funds rate down to just 1.75% by the end of the fourth quarter of 2001. During December, there were some encouraging signs for the economy, including an unexpected rise in the ISM Manufacturing Index.

IN JANUARY AND FEBRUARY, THE PRIMARY FOCUS OF THE US EQUITY MARKETS WAS ON COMPANY FUNDAMENTALS AND THE US ECONOMY. AS INFORMATION PERTAINING TO THE ENRON CORPORATION'S FINANCIAL TROUBLES BECAME PUBLIC, INVESTOR CONCERNS WERE HEIGHTENED REGARDING CORPORATE ACCOUNTING METHODS. A number of companies with complex accounting practices were negatively impacted resulting in general equity market uncertainty and poor equity market performance. Regulators and rating agencies heightened their scrutiny of company financial reports and demanded greater disclosure of risk. On the positive side, there were several signs of economic recovery. In January, reports indicated an unexpected rise of 1.7% in annualized GDP growth for the fourth quarter of 2001. There was also data indicating rising

--------------------------------------------------------------------------------
1 The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
2 The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

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                                        3

Micro Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

consumer confidence. In February, there were reports of a 1.2% rise in retail sales, excluding autos, making this the largest gain in two years for retail sales. There was also a rise in the ISM Manufacturing Index to 54.7%, making this the first time in 18 months that the Index had risen above the 50% mark indicative of economic expansion. Growth stocks underperformed value stocks, with the technology and telecommunications industries being particularly affected as a result of deteriorating earnings and profit growth forecasts.

DURING MARCH, INVESTORS FINALLY HEEDED THE SIGNS OF A RECOVERING ECONOMY, AND THE US EQUITY MARKETS RESPONDED POSITIVELY, LED BY THE SMALLER CAP GROWTH SEGMENT. The consumer also responded positively with sentiment towards the economy measured at the highest level since December 2000. Continuing signs of US economic recovery included a 55.6% reading of the ISM Manufacturing Index. On the other hand, increasing turmoil in the Middle East caused a rise in energy prices, and the unemployment rate increased slightly.

INVESTMENT STRATEGY
The Fund's weighted average market cap 5 on March 31, 2002 was $380.22 million, and the weighted median market cap6 was $375.76 million. The destinies of micro cap stocks are primarily controlled by the entrepreneurship of company management, the execution of strategic business plans, and the particular product or service they offer. During the reporting period, our specific stock selection and sector positioning had mixed results. For example, among the Fund's best performers during the semi-annual period were Kronos, Inc. in the Financial Services sector, Tuesday Morning Corp., Genesco, Inc. and SkillSoft Corp. in the Consumer Discretionary sector, and Horizon Offshore, Inc. in the Energy sector. There were also several top performers in the Technology sector, including Secure Computing Corp., CACI International, Inc., ANSYS, Inc., and Herley Industries, Inc. Most of the Fund's stock-specific disappointments were found in the Health Care sector.

                                                                 CUMULATIVE                        AVERAGE ANNUAL
                                                              TOTAL RETURNS                         TOTAL RETURNS
   Periods Ended            6 Months   1 Year   3 Years   5 Years     Since  1 Year   3 Years  5 Years      Since
   March 31, 2002                                               Inception 2                           Inception 2
-----------------------------------------------------------------------------------------------------------------
 Micro Cap Fund 1
   Institutional Class         17.08%   15.54%   101.89%  160.59%   151.47%   15.54%    26.39%   21.11%   19.08%
   Investment Class            16.95%   15.26%   100.31%  n/a       105.01%   15.26%    26.06%  n/a       16.86%
-----------------------------------------------------------------------------------------------------------------
 Russell 2000 Index 3          25.91%   13.98%    32.50%   57.59%    49.44%   13.98%     9.84%    9.52%    7.95%
-----------------------------------------------------------------------------------------------------------------
 Lipper Small Cap Growth
   Funds Average 4             20.34%    6.54%    31.47%   70.41%    50.68%    6.54%     8.55%   10.27%    7.20%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception dates are: Institutional Class: December 18, 1996,
  Investment Class: August 21, 1997. Benchmark returns are for comparative purposes relative to Institutional Class Shares and are for the periods beginning December 31, 1996.
3 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges. 5 Weighted Average Market Cap (WAMC) is an indicator of the size of companies in which the Fund invests. The WAMC is the sum of each security's weight in the portfolio multiplied by the security's market cap.
6 Weighted Median Market Cap (WMMC) is an indicator of the size of companies in which the Fund invests. The WMMC is the midpoint of market capitalization of the Fund's securities, weighted by the proportion of the Fund's assets invested in each security. Securities representing half of the Fund's assets have a market capitalization above the median, and the rest are below it.

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                                        4
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Micro Cap Fund
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LETTER TO SHAREHOLDERS

For the semi-annual period, positions in the Other Energy, Financial Services and Consumer Discretionary sectors boosted Fund performance, but these sectors' positive contributions to performance were not enough to outweigh the negative contributions from the Health Care and Producer Durables sectors.

MANAGER OUTLOOK
A faster than anticipated recovery in US economic growth appears to be in progress. Recent economic data has indicated:
o the highest level of consumer confidence regarding the US economic and employment outlook since December 2000;
o an ISM Manufacturing Index above the 50% mark indicative of expansion for two concurrent months;
o continued strength in both consumer spending and the real estate market; and
o a swing in corporate inventory policies from liquidation to accumulation, as manufacturers began to boost production to meet new orders, and there was a resultant increase in the backlog of orders from February to March.

Looking ahead, additional factors that should, in our view, continue to promote a surge in economic growth include the monetary stimulus of the Federal Reserve Board's interest rate reductions already in the pipeline and the fiscal stimulus of consumer tax refunds.

In the short term, the US equity markets may be adversely impacted due to negative corporate earnings and growth forecasts, particularly in the Technology sector. We believe the consumer remains the key to the sustainability of an economic recovery, but certain supports of consumer spending power, such as low interest rates and energy prices, could be dissipating. Additional risks for the rest of the year include:
o the erosion of consumer and investor sentiment due to negative economic news and/or geopolitical events;
o ill-timed monetary policy action;
o stagnant business capital spending; and
o weakening in the real estate market.

 SECTOR DIVERSIFICATION
 As of March 31, 2002
 (percentages are based on market value of total investments in the Fund)

   Consumer Discretionary                       25.23%
   Technology                                   16.65
   Financial Services                           13.71
   Materials and Processing                     12.11
   Health Care                                  11.17
   Other Energy                                 10.52
   Producer Durables                             6.47
   Consumer Staples                              2.57
   Autos and Transportation                      0.85
   Utilities                                     0.72
                                               ------
                                               100.00%
                                               ======

Corporate earnings disappointments continue to present the primary investment risk.

At the same time, we believe the relative outperformance of the smaller cap equity market over the past 3 years has the potential to continue through 2002, as there are a number of positive factors that should support superior smaller cap performance in the current macroeconomic environment.
o Coming out of recessions, smaller cap stock earnings have historically been better than that of large cap stocks.
o There remains the concern that increasing interest rates could negatively affect the smaller cap equity market. However, when the Federal Reserve Board has raised interest rates following the last ten recessions, smaller cap stocks have lagged large cap stocks during the first three months but have gone on to outperform the large cap equity market in the subsequent six and twelve month periods.
o Better fundamentals are relevant to the current period, as smaller cap stocks have seen better relative earnings growth in six of the last seven quarters.
o The good relative visibility, performance and median valuations of smaller cap stocks have the potential to continue to benefit this equity segment.
o Although we anticipate future periods of volatility in the marketplace while global and domestic economic and political events run their course, we remain optimistic regarding our opportunities to find micro cap stocks that we believe are both bargains in a broader universe of stocks and offer strong potential early in their growth cycle.

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                                        5

Micro Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

It is important to keep in mind that we remain disciplined in our process, and we continue to:
o focus on micro cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future;
o focus on individual stock selection with the goal of providing value-added performance relative to the universe of nearly 3,800 very small US companies;
o use extensive and intensive fundamental research to identify companies with innovation, leading or dominant position in their niche markets, a high rate of return on invested capital, and the ability to finance a major part of future growth from internal sources; and
o strictly adhere to our sell discipline seeking to reduce exposure to stocks with diminished appreciation potential.

It is also important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

As always, our primary objective is to provide capital appreciation for our shareholders. We thank you for your continued support of the Micro Cap Fund.

/S/ Audrey M. T. Jones
/S/ Doris R. Klug
/S/ Bob Grandhi

Audrey M. T. Jones, Doris R. Klug and Bob Grandhi
Portfolio Managers of the MICRO CAP FUND
March 31, 2002

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                                        6

Micro Cap Fund
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PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Micro Cap Fund--Institutional Class, Russell 2000 Index and Lipper Small Cap Growth Funds Average
Growth of a $250,000 Investment (since inception)2

                Micro Cap Fund--         Russell       Lipper Small-Cap Growth
              Institutional Class      2000 Index           Funds Average

12/18/96            250,000              250,000               250,000
01/31/97            270,500              254,996               256,224
02/28/97            257,500              248,813               241,205
03/31/97            241,250              237,073               225,847
04/30/97            231,250              237,734               222,919
05/31/97            256,250              264,182               252,531
06/30/97            281,000              275,503               267,085
07/31/97            296,500              288,323               284,886
08/31/97            311,250              294,920               290,116
09/30/97            339,500              316,507               314,317
10/31/97            315,500              302,603               298,761
11/30/97            303,250              300,646               293,332
12/31/97            304,350              305,908               294,817
01/31/98            306,975              301,080               290,239
02/28/98            333,825              323,343               314,489
03/31/98            350,000              336,678               331,064
04/30/98            364,075              338,541               334,479
05/31/98            338,000              320,308               312,366
06/30/98            335,125              320,982               319,156
07/31/98            310,875              294,998               296,252
08/31/98            242,025              237,715               232,155
09/30/98            254,275              256,318               248,946
10/31/98            258,200              266,772               259,920
11/30/98            281,400              280,748               280,713
12/31/98            308,000              298,122               309,522
01/31/99            316,625              302,083               317,606
02/28/99            291,850              277,616               288,741
03/31/99            311,400              281,950               301,798
04/30/99            357,825              307,215               314,928
05/31/99            364,075              311,703               317,486
06/30/99            394,325              325,798               345,243
07/31/99            399,550              316,858               344,722
08/31/99            413,625              305,131               340,190
09/30/99            421,450              305,198               348,242
10/31/99            425,100              306,434               367,510
11/30/99            467,350              324,731               412,759
12/31/99            546,800              361,491               490,623
01/31/00            553,575              355,686               486,666
02/29/00            686,750              414,422               611,975
03/31/00            639,250              387,099               568,862
04/30/00            552,750              363,805               501,754
05/31/00            511,750              342,602               458,744
06/30/00            627,650              372,467               532,070
07/31/00            591,200              360,484               497,932
8/31/00             624,800              387,989               554,504
9/30/00             693,250              376,586               533,909
10/31/00            609,575              359,775               495,659
11/30/00            521,350              322,844               409,339
12/31/00            564,400              350,570               443,540
1/31/01             578,750              368,822               453,933
2/28/01             532,575              344,622               394,541
3/31/01             544,125              327,764               358,055
4/30/01             598,100              353,405               399,347
5/31/01             627,425              362,092               408,955
6/30/01             661,750              374,595               420,503
7/31/01             623,375              354,318               397,263
8/31/01             618,675              342,874               374,462
9/30/01             536,950              296,719               317,796
10/31/01            569,075              314,075               341,625
11/30/01            608,400              338,400               367,150
12/31/01            651,125              359,275               390,200
1/31/02             635,850              355,550               368,875
2/28/02             587,175              345,800               349,825
3/31/02             628,675              373,600               376,700


                                                    AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                        1 Year  3 Years   5 Years          Since
   March 31, 2002                                                    Inception 2
--------------------------------------------------------------------------------
 Micro Cap Fund--Institutional Class   15.54%    26.39%     21.11%        19.08%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THEFUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is: Institutional Class Shares: December 18, 1996.
  Benchmark returns are for the periods beginning December 31, 1996.
3 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

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                                        7

Micro Cap Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Micro Cap Fund--Investment Class, Russell 2000 Index and Lipper Small Cap Growth Funds Average
Growth of a $10,000 Investment (since inception)2

                Micro Cap Fund--          Russell        Lipper Small-Cap Growth
                Investment Class        2000 Index            Funds Average

08/21/97             10,000               10,000                  10,000
09/30/97             11,177               10,732                  10,808
10/31/97             10,387               10,261                  10,284
11/30/97              9,984               10,194                  10,104
12/31/97             10,020               10,373                  10,165
01/31/98             10,097               10,209                  10,020
02/28/98             10,982               10,964                  10,850
03/31/98             11,514               11,416                  11,406
04/30/98             11,969               11,479                  11,526
05/31/98             11,110               10,861                  10,764
06/30/98             11,016               10,884                  10,998
07/31/98             10,217               10,003                  10,219
08/31/98              7,951                8,060                   8,020
09/30/98              8,354                8,691                   8,600
10/31/98              8,474                9,046                   8,982
11/30/98              9,239                9,519                   9,699
12/31/98             10,132               10,109                  10,692
01/31/99             10,415               10,243                  10,950
02/28/99              9,599                9,413                   9,961
03/31/99             10,235                9,560                  10,397
04/30/99             11,754               10,417                  10,872
05/31/99             11,969               10,569                  10,961
06/30/99             12,956               11,047                  11,941
07/31/99             13,128               10,744                  11,930
08/31/99             13,583               10,346                  11,781
09/30/99             13,841               10,349                  12,069
10/31/99             13,952               10,390                  12,758
11/30/99             15,335               11,011                  14,339
12/31/99             17,932               12,257                  17,030
01/31/00             18,156               12,060                  16,912
02/29/00             22,513               14,052                  21,225
03/31/00             20,949               13,126                  19,739
04/30/00             18,118               12,336                  17,398
05/31/00             16,759               11,617                  15,919
06/30/00             20,548               12,629                  18,491
07/31/00             19,347               12,223                  17,287
8/31/00              20,995               13,156                  19,278
9/30/00              22,681               12,769                  18,541
10/31/00             19,943               12,199                  17,230
11/30/00             17,057               10,947                  14,210
12/31/00             18,455               11,887                  15,417
1/31/01              18,928               12,506                  15,823
2/28/01              17,417               11,685                  13,730
3/31/01              17,787               11,114                  12,471
4/30/01              19,545               11,983                  13,921
5/31/01              20,501               12,278                  14,259
6/30/01              21,622               12,702                  14,657
7/31/01              20,368               12,014                  13,859
8/31/01              20,203               11,626                  13,067
9/30/01              17,530               10,061                  11,108
10/31/01             18,579               10,650                  11,963
11/30/01             19,853               11,474                  12,861
12/31/01             21,252               12,182                  13,660
01/31/02             20,748               12,056                  12,951
2/28/02              19,144               11,725                  12,230
3/31/02              20,501               12,668                  13,168

                                                    AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                        1 Year  3 Years   5 Years          Since
   March 31, 2002                                                    Inception 2
--------------------------------------------------------------------------------
 Micro Cap Fund--Investment Class       15.26%   26.06%       n/a         16.86%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THEFUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is: Investment Class Shares: August 21, 1997.
  Benchmark returns are for the periods beginning August 31, 1997.
3 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS March 31, 2002 (Unaudited)

     SHARES   SECURITY                           VALUE

              COMMON STOCKS--78.97%
              AUTOS AND TRANSPORTATION--0.67%
     24,600   Knight Transportation, Inc.1 .$   520,044
                                            -----------
              CONSUMER DISCRETIONARY--19.88%
    124,400   A.T. Cross Co.--Class A 1 ....    858,360
     70,000   Bally Total Fitness
                Holdings Corp.1 ............  1,536,500
     63,100   Cato Corp (The)--Class A .....  1,405,868
     56,900   CoStar Group, Inc.1 ..........  1,295,044
    134,200   Craftmade International, Inc.   2,180,750
     65,800   Genesco, Inc.1 ...............  1,814,106
    130,600   Hancock Fabrics, Inc. ........  2,357,330
     96,200   SkillSoft Corp.1 .............  2,217,410
     33,000   Tropical Sportswear
               International Corp.1 ........    792,000
     44,700   Tuesday Morning Corp.1 .......    911,925
                                            -----------
                                             15,369,293
                                            -----------
              CONSUMER STAPLES--2.02%
     28,200   International Multifoods
                 Corp.1 ....................    670,032
     49,400   Tasty Baking Co. .............    894,140
                                             ---------
                                              1,564,172
                                            ----------
              FINANCIAL SERVICES--10.80%
     35,400   American Financial
                 Holdings, Inc. ............    941,994
     76,500   BankUnited Financial Corp.--
               Class A 1 ...................  1,145,970
     15,100   Citizens First Bancorp, Inc. .    287,806
     23,400   Dime Community Bancshares ....    720,720
     79,400   Fidelity Bankshares, Inc. ....  1,429,200
     63,300   FPIC Insurance Group, Inc.1 ..    816,570
     31,500   InterCept Group, Inc. (The)1 .  1,141,875
     30,400   South Financial Group, Inc. ..    618,640
     93,400   Sterling Bancshares, Inc. ....  1,246,890
                                            -----------
                                              8,349,665
                                            -----------
              HEALTH CARE--8.80%
     79,200   Atrix Laboratories, Inc.1 ....  1,803,384
     48,400   Cell Genesys, Inc.1 ..........    820,380
     87,100   Connetics Corp.1 .............    844,870
     35,200   Noven Pharmaceuticals, Inc.1 .    730,048
     42,800   Option Care, Inc.1 ...........    706,628
     63,000   Salix Pharmaceuticals, Ltd.1 .  1,104,390
     40,900   SonoSite, Inc.1 ..............    793,460
                                            -----------
                                              6,803,160
                                            -----------

     SHARES   SECURITY                           VALUE

              MATERIALS AND PROCESSING--9.54%
     74,000   Applied Films Corp.1 .........$ 1,820,400
    293,000   DHB Industries, Inc.1 ........  1,974,820
    134,700   Modtech Holdings, Inc.1 ......  1,473,618
    188,600   Quaker Fabric Corp.1 .........  2,106,662
                                            -----------
                                              7,375,500
                                            -----------
              OTHER ENERGY--8.29%
     31,100   Dril-Quip, Inc.1 .............    797,715
     14,800   Evergreen Resources, Inc.1 ...    617,160
    112,400   Horizon Offshore, Inc.1 ......  1,318,452
    107,900   Ultra Petroleum Corp.1 .......    861,042
     31,800   Unit Corp.1 ..................    581,622
     20,400   Universal Compression
                 Holdings, Inc.1 ...........    538,560
    101,600   Willbros Group, Inc.1 ........  1,695,704
                                            -----------
                                              6,410,255
                                            -----------
              PRODUCER DURABLES--5.27%
    101,400   Itron, Inc.1 .................  3,016,650
     64,700   Measurement Specialties, Inc.1    129,400
     21,500   Rudolph Technologies, Inc.1 ..    927,940
                                            -----------
                                              4,073,990
                                            -----------
              TECHNOLOGY--13.13%
     70,700   ANSYS, Inc.1 .................  1,915,970
    229,000   Clarus Corp.1 ................    872,490
     53,100   Globecomm Systems, Inc.1 .....    375,948
     68,950   Herley Industries, Inc.1 .....  1,379,000
     35,300   MCSi, Inc.1 ..................    420,423
     72,100   Numerical Technologies, Inc.1     974,071
     30,400   OSI Systems, Inc.1 ...........    766,080
     93,500   Secure Computing Corp.1 ......  1,833,535
     27,800   Visionics Corp.1 .............    326,094
    269,900   Wire One Technologies, Inc.1 .  1,282,025
                                            -----------
                                             10,145,636
                                            -----------
              UTILITIES--0.57%
     20,400   Empire District
                Electric Co. (The) .........    436,356
                                            -----------
TOTAL COMMON STOCKS
   (Cost $52,986,835) ...................... 61,048,071
                                            -----------
TOTAL INVESTMENTS
   (Cost $52,986,835) ............  78.97%  $61,048,071
OTHER ASSETS IN EXCESS
   OF LIABILITIES ................  21.03    16,253,344
                                   ------   -----------
NET ASSETS ....................... 100.00%  $77,301,415
                                   ======   ===========

--------------------------------------------------------------------------------
1 Non-income producing security.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                             MARCH 31, 2002

ASSETS
   Investments, at value (cost $52,986,835) .................  $ 61,048,071
   Cash .....................................................    15,715,720
   Receivable for capital shares sold .......................       328,220
   Receivable for securities sold ...........................       693,783
   Dividend receivable ......................................        27,782
   Prepaid expenses and other ...............................        17,953
                                                               ------------
Total assets ................................................    77,831,529
                                                               ------------
LIABILITIES
   Payable for securities purchased .........................       367,402
   Advisory fees payable ....................................        61,169
   Payable for capital shares redeemed ......................        39,624
   Administration fees payable ..............................        12,692
   Custody fees payable .....................................         4,032
   Accrued expenses and other ...............................        45,195
                                                               ------------
Total liabilities ...........................................       530,114
                                                               ------------
NET ASSETS ..................................................  $ 77,301,415
                                                               ============
COMPOSITION OF NET ASSETS
   Paid-in capital ..........................................    70,441,910
   Expenses in excess of net investment income ..............      (274,629)
   Accumulated net realized loss from investment transactions      (927,102)
   Net unrealized appreciation on investments ...............     8,061,236
                                                               ------------
NET ASSETS ..................................................  $ 77,301,415
                                                               ============
NET ASSET VALUE PER SHARE, OFFERING AND
   REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Institutional Class 1 ....................................  $     20.15
                                                               ============
   Investment Class 2 .......................................  $      19.94
                                                               ============

--------------------------------------------------------------------------------
1 Net asset value, redemption price and offering price per share (based on net assets of $61,490,014 and 3,051,186 shares outstanding; $0.001 par value, unlimited number of shares authorized).
2 Net asset value, redemption price and offering price per share (based on net assets of $15,811,401 and 792,782 shares outstanding; $0.001 par value, unlimited number of shares authorized).

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                   FOR THE SIX
                                                  MONTHS ENDED
                                                MARCH 31, 2002

INVESTMENT INCOME
   Dividends ....................................  $   105,557
   Interest .....................................       49,160
                                                   -----------
Total income ....................................      154,717
                                                   -----------
EXPENSES
   Investment advisory fees .....................      418,942
   Administrative fees ..........................       61,445
   Printing and shareholder reports .............       27,622
   Professional fees ............................       16,297
   Custody fees .................................       13,499
   Registration fees ............................        9,848
   Directors' fees ..............................        8,190
   Service plan fees ............................          452
   Miscellaneous ................................          655
                                                   -----------
Total expenses ..................................      556,950
Less: fee waivers and/or expense reimbursements .     (128,151)
                                                   -----------
NET EXPENSES ....................................      428,799
                                                   -----------
EXPENSES IN EXCESS OF INCOME ....................     (274,082)
                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from investment transactions      174,427
   Net change in unrealized appreciation/
      depreciation on investments ...............    7,537,176
                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .    7,711,603
                                                   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ......  $ 7,437,521
                                                   ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE SIX                 FOR THE
                                                                  MONTHS ENDED              YEAR ENDED
                                                              MARCH 31, 2002 1      SEPTEMBER 30, 2001
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Expenses in excess of income ................................  $   (274,082)          $   (315,978)
   Net realized gain (loss) from investment transactions .......       174,427               (795,118)
   Net change in unrealized appreciation/depreciation
     on investments ............................................     7,537,176             (9,781,784)
                                                                  ------------           ------------
Net increase (decrease) in net assets from operations ..........     7,437,521            (10,892,880)
                                                                  ------------           ------------
DISTRIBUTIONS TO SHAREHOLDERS Distributions from realized gains:
     Institutional Class .......................................          --               (2,751,671)
     Investment Class ..........................................          --                 (359,893)
                                                                  ------------           ------------
Total distributions ............................................          --               (3,111,564)
                                                                  ------------           ------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares ...........................    41,368,039             39,574,148
   Net dividend reinvestments ..................................          --                2,965,747
   Net cost of shares redeemed .................................   (11,328,004)           (30,008,847)
                                                                  ------------           ------------
Net increase in net assets from capital share transactions .....    30,040,035             12,531,048
                                                                  ------------           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................    37,477,556             (1,473,396)
NET ASSETS
   Beginning of period .........................................    39,823,859             41,297,255
                                                                  ------------           ------------
   End of period (including excess of net investment income of
     $(274,082) and $(547), respectively) ......................  $ 77,301,415           $ 39,823,859
                                                                  ============           ============

--------------------------------------------------------------------------------
1 Unaudited.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 INSTITUTIONAL CLASS                                                            FOR THE                        FOR THE
                                         FOR THE                                 ELEVEN       FOR THE           PERIOD
                                      SIX MONTHS                   FOR THE       MONTHS          YEAR  DEC. 18, 1996 2
                                           ENDED               YEARS ENDED        ENDED         ENDED          THROUGH
                                       MARCH 31,                 SEPT. 30,    SEPT. 30,      OCT. 31,         OCT. 31,
                                          2002 1        2001          2000         1999          1998             1997
                                      ----------        ----   -----------    ---------      --------  ---------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .................. $17.21      $24.52        $16.16       $ 9.90        $12.62        $10.00
                                          ------      ------        ------       ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .........  (0.07)      (0.13)        (0.14)       (0.14)        (0.05)        (0.04)
   Net realized and unrealized gain
     (loss) on investments ..............   3.01       (5.35)         9.91         6.40         (2.18)         2.66
                                          ------      ------        ------       ------        ------        ------
Total from investment operations ........   2.94       (5.48)         9.77         6.26         (2.23)         2.62
                                          ------      ------        ------       ------        ------        ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized capital gains ...........     --       (1.83)        (1.41)          --         (0.49)           --
                                          ------      ------        ------       ------        ------        ------
Total distributions .....................     --       (1.83)        (1.41)          --         (0.49)           --
                                          ------      ------        ------       ------        ------        ------
NET ASSET VALUE, END OF PERIOD .......... $20.15      $17.21        $24.52       $16.16        $ 9.90        $12.62
                                          ======      ======        ======       ======        ======        ======
TOTAL INVESTMENT RETURN .................  17.08%     (22.55)%       64.49%       63.23%       (18.16)%       26.20%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .....................$61,490     $33,208       $36,745      $17,000       $14,363        $3,276
   Ratios to average net assets:
     Expenses in excess of income .......  (0.93)%3    (0.78)%       (0.78)%      (1.07)%3      (0.75)%       (0.49)%3
     Expenses after waivers
        and/or reimbursements ...........   1.49%3      1.49%         1.49%        1.49%3        1.49%         1.63%3
     Expenses before waivers
        and/or reimbursements ...........   1.94%3      1.98%         2.30%        3.00%3        2.59%         3.39%3
   Portfolio turnover rate ..............     46%         79%          137%         115%           85%          272%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 INVESTMENT CLASS                                                               FOR THE                        FOR THE
                                         FOR THE                                 ELEVEN       FOR THE           PERIOD
                                      SIX MONTHS                   FOR THE       MONTHS          YEAR  AUG. 21, 1997 2
                                           ENDED               YEARS ENDED        ENDED         ENDED          THROUGH
                                       MARCH 31,                 SEPT. 30,    SEPT. 30,      OCT. 31,         OCT. 31,
                                          2002 1        2001          2000         1999          1998             1997
                                      ----------        ----   -----------    ---------      --------  ---------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .................. $17.05      $24.36        $16.12       $ 9.88        $12.62        $12.12
                                          ------      ------        ------       ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .........  (0.08)      (0.15)        (0.14)       (0.14)        (0.06)        (0.02)
   Net realized and unrealized gain
     (loss) on investments ..............   2.97       (5.33)         9.79         6.38         (2.19)         0.52
                                          ------      ------        ------       ------        ------        ------
Total from investment operations ........   2.89       (5.48)         9.65         6.24         (2.25)         0.50
                                          ------      ------        ------       ------        ------        ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized capital gains ...........     --       (1.83)        (1.41)          --         (0.49)           --
                                          ------      ------        ------       ------        ------        ------
Total distributions .....................     --       (1.83)        (1.41)          --         (0.49)           --
                                          ------      ------        ------       ------        ------        ------
NET ASSET VALUE, END OF PERIOD .......... $19.94      $17.05        $24.36       $16.12        $ 9.88        $12.62
                                          ======      ======        ======       ======        ======        ======
TOTAL INVESTMENT RETURN .................  16.95%     (22.71)%       63.87%       63.16%       (18.33)%        3.87%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .....................$15,811      $6,616        $4,552       $1,383        $1,036           $10
   Ratios to average net assets:
     Expenses in excess of income .......  (1.18)%3    (1.03)%       (1.05)%      (1.29)%3      (0.98)%       (1.15)%3
     Expenses after waivers
        and/or reimbursements ...........   1.74%3      1.74%         1.74%        1.74%3        1.74%         1.74%3
     Expenses before waivers
        and/or reimbursements ...........   2.19%3      2.23%         2.55%        3.25%3        2.68%         3.52%3
   Portfolio turnover rate ..............     46%         79%          137%         115%           85%          272%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Morgan Grenfell Investment Trust (the 'Company') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a diversified, open-end management investment company. The Company is organized as a business trust under the laws of the state of Delaware. The Micro Cap Fund is one of the funds the Company offers to investors.

The Fund offers two classes of shares to investors: Institutional Class and Investment Class. All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of the Fund is to seek capital appreciation by investing primarily in the stocks and other equity securities of US micro-capitalization growth-oriented companies. Details concerning the Fund's investment objective and policies and the risk factors associated with the Fund's investments are described in the Prospectus and Statement of Additional Information.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the bid price in the over-the-counter market.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at fair value. On March 31, 2002 there were no fair valued securities.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income is recorded on the ex-dividend date. Estimated expenses are also accrued daily.

Service fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. DISTRIBUTIONS
The Fund pays annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. CASH
Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

G. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Deutsche Asset Management, Inc. ('DeAM, Inc.'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. The Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 1.50%.

DeAM Inc., is the Fund's Administrator. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.22%.

The Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of the Fund through January 31, 2003, to the extent necessary, to limit all expenses to 1.49% of the average daily net assets of the Institutional Class and 1.74% of the average daily net assets of the Investment Class.

ICCC is the Fund's accounting and transfer agent. The Fund pays the accounting agent an annual fee based on its average daily net assets which is calculated daily and paid monthly. The Fund pays the transfer agent a per account fee which is accrued daily and paid monthly.

Certain officers and directors of the Fund are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities.

NOTE 3--SERVICE FEES
The Trust, on behalf of the Fund, has adopted a service plan pursuant to which each fund that offers an Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Investment Class average daily net assets. The Fund pays Service plan fees to Service Organizations that have agreements with the Trust, to compensate them for providing personal services and/or account maintenance services to their customers who invest in the Investment Class.

NOTE 4--CAPITAL SHARE TRANSACTIONS
There were an unlimited number of capital shares authorized. Transactions in capital shares were as follows:

                                                Institutional Class
               ----------------------------------------------------
               For the Six Months Ended          For the Year Ended
                       March 31, 2002 1          September 30, 2001
                -----------------------   -------------------------
                    Shares       Amount       Shares         Amount
                ----------  -----------   ----------   ------------
Sold             1,474,029  $29,000,251    1,369,142   $ 26,189,826
Reinvested              --           --      147,610      2,609,743
Redeemed          (352,841)  (6,882,220)  (1,085,498)   (20,420,780)
                ----------  -----------   ----------   ------------
Net increase     1,121,188  $22,118,031      431,254   $  8,378,789
                ==========  ===========   ==========   ============

                                                    Investment Class
               ----------------------------------------------------
               For the Six Months Ended          For the Year Ended
                       March 31, 2002 1          September 30, 2001
                -----------------------   -------------------------
                    Shares       Amount       Shares         Amount
                ----------  -----------   ----------   ------------
Sold               629,265  $12,367,788      709,471    $13,384,322
Reinvested              --           --       20,285        356,004
Redeemed          (224,517)  (4,445,784)    (528,588)    (9,588,067)
                ----------  -----------   ----------   ------------
Net increase       404,748  $ 7,922,004      201,168    $ 4,152,259
                ==========  ===========   ==========   ============

--------------------------------------------------------------------------------
1 Unaudited.

NOTE 5--INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales of investments, other than US Government and short-term obligations, for the six months ended March 31, 2002, were $38,944,593 and $22,555,383, respectively.

For federal income tax purposes, the tax basis of investments held at March 31, 2002 was $52,986,835. The aggregate gross unrealized appreciation for all investments at March 31, 2002 was $10,441,636 and the aggregate gross unrealized depreciation for all investments was $2,380,400.

NOTE 6--LINE OF CREDIT
The Fund participates with other affiliated entities in an unsecured revolving credit facility with Fleet National Bank in the amount of $50,000,000, which expires June 24, 2002. A commitment fee is apportioned among the participants based on their relative net assets. The Fund did not borrow during the period.

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                    PO BOX 219210
                    KANSAS CITY, MO 64121-9210
or call toll-free:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.


Micro Cap Fund--Investment Class                              CUSIP #61735K778
Micro Cap Fund--Institutional Class                           CUSIP #61735K786
                                                              MICRSA (3/02)
                                                              Printed 05/02
Distributed by:
ICC Distributors, Inc.